                                                                   EXHIBIT 32.01

                           SECTION 1350 CERTIFICATION

In connection with this quarterly report of ML Winton FuturesAccess LLC (the "Company") on Form 10-Q for the period ended June 30, 2005 as filed with the Securities Exchange Commission on the date hereof (this "Report"), I, Robert M. Alderman, Chief Executive Officer, President and Manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2005

By /s/ ROBERT M. ALDERMAN
   ----------------------
Robert M. Alderman
Chief Executive Officer, President and Manager
(Principal Executive Officer)